EXHIBIT 10.2

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS

UNITED STATES SECURITIES
AND EXCHANGE COMMISSION,

			Plaintiff,
                                                       CIVIL ACTION
                                v.                     FILE NO.

SPIEGEL, INC.,

                        Defendant.

PARTIAL FINAL JUDGMENT AND ORDER OF PERMANENT INJUNCTION
AND OTHER EQUITABLE RELIEF

     Plaintiff Securities and Exchange Commission ("Plaintiff Commission"), having filed a Complaint for Permanent Injunction and Other Equitable Relief ("Complaint") in this matter and Defendant Spiegel, Inc. ("Defendant Spiegel") having filed its Consent and Stipulation (attached as Exhibit 1, and incorporated herein), acknowledges receipt of the Complaint and admits the jurisdiction of this Court over it and over the subject matter thereof, and without admitting or denying the allegations of the Complaint, except as to jurisdiction, and without trial, argument or adjudication of any facts or law herein, consents to the entry of this Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief ("Partial Final Judgment"). Plaintiff Commission and Defendant Spiegel have each waived the entry of findings of fact and conclusions of law, as provided by Rule 52 of the Federal Rules of Civil Procedure. This Court having jurisdiction over the parties and the subject matter hereof, and being fully advised in the premises:

I.
     IT IS ORDERED, ADJUDGED, AND DECREED that Defendant Spiegel, and persons at anytime acting as its officers, servants, employees, and those persons in active concert or participation with any of the foregoing who receive actual notice of this Partial Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly and/or indirectly, in connection with the purchase or sale of any security, by the use of any means or instrumentality of interstate commerce and/or of the mails, or of any facility of any national securities exchange, among other things, making any untrue statement of material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or any conduct of a similar purport and object, in violation of Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss78j(b)] and Rule 10b-5 [17 C.F.R. ss240.10b-5] thereunder.
II.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Spiegel, and persons at any time acting as its officers, servants, employees, and those persons in active concert or participation with any of the foregoing who receive actual notice of this Partial Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly and/or indirectly, violating Section 13(a) of the Exchange Act
[15 U.S.C. ss 78m(a)] and Rules 13a-1 and 13a-13 thereunder
[17 C.F.R. ss ss 240.13a-1 and 240.15d-13] which, among other things, require the timely filing with Plaintiff Commission of financial statements in annual reports on Form 10-K and quarterly reports on Form 10-Q in accordance with such rules and regulations that Plaintiff Commission has prescribed as necessary and appropriate in the public interest and for the protection of investors.
III.
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that after the entry of this Partial Final Judgment, this Court will determine and order, in a separate hearing, whether it is appropriate to require Defendant Spiegel to pay disgorgement, prejudgment interest and civil penalties, and determine whether it is appropriate to order other equitable relief against Defendant Spiegel. At that hearing, Defendant Spiegel will be precluded from denying that it violated the federal securities laws alleged in the Complaint.
IV.
APPOINTMENT OF AN INDEPENDENT EXAMINER
     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, by consent of
Plaintiff Commission and Defendant Spiegel, Stephen J. Crimmins, an attorney with Pepper Hamilton, LLP in Washington, DC, shall serve as an Independent Examiner. The Independent Examiner's mandate will be to protect the interests of Defendant Spiegel's minority shareholders to the extent permitted by law.
In furtherance of this mandate, the Independent Examiner shall review Defendant Spiegel's financial records for the period from January 1, 2000 to date, and shall provide the Court and the parties with a written report within 120 days. The written report shall discuss Defendant Spiegel's financial condition and identify any material accounting irregularities. Until the resolution of this matter or further order of the Court, the Independent Examiner may recommend interim steps, to be approved and ordered by the Court, for the protection of the minority shareholders pending the resolution of this matter.
   In furtherance of the Independent Examiner's mandate, Defendant Spiegel shall:
      1. Provide the Independent Examiner with full access to all of Defendant Spiegel's non-privileged corporate records;
      2. Require all of its officers, directors, employees and agents to cooperate fully with the Independent Examiner and to respond to any inquiries or questions by the Independent Examiner; and
      3. Provide the Independent Examiner with reasonable compensation and expense reimbursement in amounts commensurate with the services performed by the Independent Examiner. Defendant Spiegel shall be liable for the compensation of the Independent Examiner. Within seven (7) business days of this Order, Defendant Spiegel shall establish an escrow account, initially funded with $500,000, and will continue to provide additional funds to the escrow account as necessary. The Independent Examiner shall apply to the Court for such compensation and expense reimbursement monthly and such amounts shall be drawn from the escrow account.
V.
IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that:
      1. The Independent Examiner shall have the authority to engage in discovery consistent with the Federal Rules of Civil Procedure and the Local Rules for the United States District Court for the Northern District of Illinois, concerning any subject matter relating to the Independent Examiner's mandate.
      2. The Independent Examiner has the right, subject to the Court's approval, to retain legal, financial and other experts including, but not limited to, the retention of legal counsel and forensic accountants, to assist the Independent Examiner in performing his duties. Defendant Spiegel shall be liable for the reasonable compensation of such experts.
      3. That Plaintiff Commission and the Independent Examiner may engage in expedited discovery and responses to discovery requests shall be produced within five (5) business days after service.
      4. That Plaintiff Commission and the Independent Examiner shall have the right to petition the Court for immediate relief if Plaintiff Commission and/or the Independent Examiner deem that any of Defendant Spiegel's ongoing activities are not consistent with the company's duties to its minority shareholders.
VI.
       IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the attached Consent and Stipulation of Defendant Spiegel (Exhibit 1), is hereby incorporated herein with the same force and effect as if fully set forth herein.
VII.
       IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for all purposes, including, among other things: the implementation and enforcement of the terms and conditions of all orders and decrees that may be entered by this Court, and Defendant Spiegel's Consent and Stipulation attached hereto and incorporated herein, or to entertain any suitable application or motion for additional relief within the jurisdiction of this Court.
VIII.
       IT IS FURTHER ORDERED, ADJUDGED AND DECREED that there being no just cause for delay, the Clerk of the Court is hereby directed to enter this Partial Final Judgment.

                                               ----------------------------
                                               UNITED STATES DISTRICT JUDGE


DATED:
      -----------------